EX. 77.0

For period ended 4/30/03
File Number 811-7470

Heritage Series Trust
Small Cap Stock Fund


Item 77.O   Transactions effected pursuant to Rule 10f-3.

      The following Rule 10f-3 transactions were effected by the Heritage Series Trust-Small Cap Stock Fund:

                                       DATE                                   SECURITIES
     SECURITY:         DATE OF       OFFERING    PURCHASE                       ACQUIRED                 AMOUNT       TOTAL
                       PURCHASE:    COMMENCED:    PRICE:    COMMISSION:          FROM:                 PURCHASED:   OFFERING:

1.  Wellchoice Inc.    11/08/02    11/08/02      $25.00        $0.89    Credit Suisse 1st Boston        $115,000     $417,375,000

EX. 77.0

For period ended 4/30/03
File Number 811-7470

Heritage Series Trust
Growth Equity Fund


Item 77.O   Transactions effected pursuant to Rule 10f-3.

      The following Rule 10f-3 transactions were effected by the Heritage Series Trust-Growth Equity Fund


                                      DATE                                   SECURITIES
     SECURITY:         DATE OF      OFFERING   PURCHASE                       ACQUIRED               AMOUNT          TOTAL
                       PURCHASE:    COMMENCED:   PRICE:    COMMISSION:          FROM:              PURCHASED:      OFFERING:

1.  Wellchoice Inc.    11/08/02     11/08/02     $25.00       $0.89    Credit Suisse 1st Boston     $275,000     $417,375,000

EX. 77.0

For period ended 4/30/03
File Number 811-7470

Heritage Series Trust
Aggressive Growth Fund


Item 77.O   Transactions effected pursuant to Rule 10f-3.

      The following Rule 10f-3 transactions were effected by the Heritage Series Trust-Aggressive Growth Fund


                                      DATE                                  SECURITIES
     SECURITY:         DATE OF      OFFERING    PURCHASE                      ACQUIRED                 AMOUNT           TOTAL
                       PURCHASE:    COMMENCED:   PRICE:     COMMISSION:         FROM:                PURCHASED:        OFFERING:

1.  Wellchoice Inc.    11/08/02     11/08/02     $25.00        $0.89    Credit Suisse 1st Boston     $180,000        $417,375,000

EX. 77.0

For period ended 4/30/03
File Number 811-7470

Heritage Series Trust
Mid Cap Stock Fund


Item 77.O   Transactions effected pursuant to Rule 10f-3.

      The following Rule 10f-3 transactions were effected by the Heritage Series Trust-Mid Cap Stock Fund


                                                 DATE                                  SECURITIES
     SECURITY:                   DATE OF       OFFERING      PURCHASE                   ACQUIRED            AMOUNT       TOTAL
                                 PURCHASE:     COMMENCED:      PRICE:  COMMISSION:         FROM:          PURCHASED:   OFFERING:

1. Commonwealth Telephone
Enterprises                       12/13/02      12/13/02      $35.00     $0.91    Morgan Stanley          $2,590,000   $165,946,410
2.  Mantech International Corp.   12/17/02      12/17/02      $18.00     $0.54    BB&T Capital Markets       $45,000   $110,700,000
2.  Mantech International Corp.   12/17/02      12/17/02      $18.00     $0.54    Jeffries                $2,475,000   $110,700,000
2.  Mantech International Corp.   12/17/02      12/17/02      $18.00     $0.54    Legg Mason                 $45,000   $110,700,000